EXHIBIT 13

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 20-F annual report of Shamir Optical Industry Ltd (the "Company") for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "annual report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of such officer's knowledge and belief, that:

     1. the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 28, 2005
                                                                  Giora Ben-Zeev
                                                         Chief Executive Officer


                                                                        Amir Hai
                                                         Chief Financial Officer